                                                                  Exhibit (5)(k)

[LOGO] MetLife(R)                                                     -------------------------------
Metropolitan Life Insurance Company                                         ADMINISTRATIVE OFFICE
200 Park Avenue, New York, NY 10166-0188                              -------------------------------
                                                                                  METLIFE
                                                                      4700 Westown Parkway, Suite 200
GROUP DEFERRED VARIABLE ANNUITY APPLICATION                               West Des Moines, IA 50266
METLIFE FINANCIAL FREEDOM SELECT(R)                                   -------------------------------
NON-ERISA TAX SHELTERED ANNUITY (TSA)                                 -------------------------------
VERSION 2 - NEW YORK STATE                                                  FOR COMPANY USE ONLY
                                                                      No.
                                                                          ---------------------------
                                                                      -------------------------------
                                                                      -------------------------------
                                                                      Contract No.
                                                                                   ------------------
                                                                      -------------------------------


1.   EMPLOYER INFORMATION (TO BE COMPLETED BY REPRESENTATIVE)

CHECK ONE: [ ] Existing Group: Employer Group #
                                                -----------------------------------------------------
           [ ] New Group: If new group, complete the following:

(a) Employer
             ----------------------------------------------------------------------------------------

(b) Plan Name (If different)
                             ------------------------------------------------------------------------

(c) Address
            ------------------------------------------------------------------------------------------

(d) Employee I.D.# (If other than Social Security #)                       Campus #
                                                     ---------------------          -----------------

(e) Plan Participation Date
                            ----------------------------------------------

2.   METLIFE FINANCIAL FREEDOM SELECT CLASS SELECTION

SELECT ONE CLASS -- IF NO CLASS IS SELECTED, THE E CLASS WILL AUTOMATICALLY BE CHOSEN.

[ ] e Class            [ ] e Bonus Class

3.   CERTIFICATE APPLIED FOR:

[ ] 403(b) Tax Sheltered Annuity   CHECK IF: [ ] 501(c)(3)

4.   PARTICIPANT

Name (First, Middle Initial, Last)                 Marital Status      Date of Birth

-----------------------------------------------------------------------------------------------------
Street Address                                     Social Security #

-----------------------------------------------------------------------------------------------------
City, State, ZIP Code                              Occupation

-----------------------------------------------------------------------------------------------------
Home Telephone #            Work Telephone #

-----------------------------------------------------------------------------------------------------
                                                   Are you retired? [ ] Yes [ ] No
-----------------------------------------------------------------------------------------------------
Sex: [ ] Male [ ] Female    Specify Citizenship: [ ] U.S.A. [ ] Other
                                                                      -------------------------------
-----------------------------------------------------------------------------------------------------
E-mail Address:
-----------------------------------------------------------------------------------------------------

FFS 403B APP VER2 NY (07/08)                 Page 1 of 3                      eF

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
5. PRIMARY AND CONTINGENT BENEFICIARY(IES)

       Beneficiary                         Name                                            Social
          Type               (First, Middle Initial, Last)  Relationship to Participant  Security #
---------------------------------------------------------------------------------------------------
[ ] Primary [ ] Contingent
---------------------------------------------------------------------------------------------------
[ ] Primary [ ] Contingent
---------------------------------------------------------------------------------------------------
[ ] Primary [ ] Contingent
---------------------------------------------------------------------------------------------------
[ ] Primary [ ] Contingent
---------------------------------------------------------------------------------------------------

6. CONTRIBUTION

                                      Amount           Times per Year
                                   ------------        --------------
Employee Salary Reduction/1/:                     X
                                   ------------        --------------
Additional Balloon Amount:                        X
                                   ------------        --------------
Employee After-tax Deduction:                     X
                                   ------------        --------------
Payroll Effective Date:
                                   ------------
                                   (mm/dd/yyyy)

Lump Sum Direct Transfer Amount:
                                   ------------

Source of Funds for Transfer:

Annuity Contract   Pension Assets   Cert. of Deposit     Mutual Fund     Money Market       Bonds

----------------   --------------   ----------------   ---------------   ------------   -------------

   Stocks               Loan          Life Policy         Endowment       Real Estate       Other

----------------   --------------   ----------------   ---------------   ------------   -------------
                                                       (Maturity Date)                  (Description)

/1/  I CERTIFY THAT I HAVE ENTERED INTO A SEPARATE SALARY REDUCTION AGREEMENT WITH MY EMPLOYER FOR
     EMPLOYEE SALARY REDUCTION CONTRIBUTIONS.

7.   REPLACEMENT (MUST BE COMPLETED)

(a)  Do you have any existing individual life insurance or annuity contracts? [ ] Yes [ ] No

(b)  Have you taken, or will you be taking, any money from a life insurance policy or annuity contract to put into the annuity you are applying for? This includes full or partial withdrawals of dividends or cash values, loans, pledging as collateral, reissuing with less cash value, suspension or reduction of premium loan or purchase payment, automatic premium or invoking an accelerated payment.

     [ ] Yes [ ] No

     (NOTE: IF "YES", THE REPRESENTATIVE MUST COMPLETE A METLIFE ANNUITY REPLACEMENT QUESTIONNAIRE
     AND PROVIDE DETAILS BELOW REGARDLESS OF WHETHER STATE REPLACEMENT RULES APPLY. IF "NO", SKIP TO
     SECTION 8.)

                                           Transaction Description      Check [X] if     Check [X] if
                                         (e.g., "Full withdrawal of   Rev. Rul. 90-24   Group Life or
Company Name         Policy/Contract #          cash value")              Transfer        Annuity
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

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


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8.   OPTIONAL RIDER (AVAILABLE AT TIME OF APPLICATION AND MAY NOT BE CHANGED ONCE ELECTED. THERE IS
     AN ADDITIONAL CHARGE FOR THE RIDER)

     [ ]  Annual Step-up Death Benefit*

     *    The Annual Step-Up Death Benefit is equal to the greater of 1) your account balance less any outstanding loans, or 2) your highest account balance as of each contract anniversary.
          See prospectus for determination of your highest account balance.

If the Annual Step-Up Death Benefit is not elected, the standard benefit will apply. The standard death benefit will be equal to the greatest of 1) your account balance, less any outstanding loans, or 2) total purchase payments reduced proportionately by the percentage reduction in account balance attributable to each partial withdrawal, less any outstanding loans.

 9.  AUTHORIZATION & SIGNATURE(S)

     I hereby represent my answers to the above questions to be correct and true to the best of my knowledge and belief. I have received MetLife's NOTICE OF PRIVACY POLICIES AND PRACTICES, the
     current prospectus for the MetLife Financial Freedom Select, and all required fund prospectuses.
     I UNDERSTAND THAT ALL VALUES PROVIDED BY THE CONTRACT/CERTIFICATE BEING APPLIED FOR, WHICH ARE
     BASED ON THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT ARE VARIABLE AND ARE NOT GUARANTEED
     AS TO THE AMOUNT. I understand that as required by law the MetLife Financial Freedom Select restricts distribution of my 403(b) contributions and earnings on them to the extent required by law until I am 59 1/2, except under certain special situations. This does not restrict tax free transfers to other funding vehicles. I also understand that my contributions and earnings may be restricted as defined in the plan document. I understand that the Internal Revenue Code provides tax deferral for 403(b) arrangements and there is no additional tax benefit obtained by funding a TSA with a variable annuity.

     The variable annuity for which you are making this application gives us the right to restrict purchase payments or transfers to the Fixed Interest Account if the yield on investments is not expected to support the Minimum Guaranteed Interest Rate.

     These restrictions will not be exercised in an unfairly discriminatory manner. By signing this application, I acknowledge that the Fixed Interest Account may not be available at some point during the life of the certificate including possibly when this certificate is issued.

Location where application signed
                                   ------------------------------------------------------------------
                                   City & State


------------------------------------------------------------------   --------------------------------
Signature of Participant                                             Date

10. REPRESENTATIVE INFORMATION

STATEMENT OF REPRESENTATIVE All answers are correct to the best of my knowledge. I have provided the
Proposed Participant with MetLife's NOTICE OF PRIVACY POLICIES AND PRACTICES, prior to or at the time he/she completed the application form. I have also delivered a current MetLife Financial Freedom
Select prospectus, and all required fund prospectuses; and reviewed the financial situation of the
Proposed Owner as disclosed, and believe that a multifunded annuity contract would be suitable. I am properly FINRA registered and licensed in the state where the Proposed Participant signed this application.

Do you have reason to believe that the replacement or change of the existing insurance or annuity may be involved? [ ] Yes [ ] No


-------------------------------------------------------------------------   -------------------------
Signature of Participant                                                    Date

Printed Representative Name (First, Middle Initial, Last)                   State License I.D.#

-----------------------------------------------------------------------------------------------------

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


                              REQUIRED INFORMATION

1.   FINANCIAL DISCLOSURES

(1)  Sum of Estimated Annual Income $
                                     ------------------------

(2)  Sum of Estimated Liquid Net Worth $
                                        ------------------------

     (NOTE: LIQUID NET WORTH IS LIQUID ASSETS, THOSE THAT CAN BE TURNED INTO CASH QUICKLY AND EASILY,
     LESS LIABILITIES. INCLUDE IN LIQUID NET WORTH, THE AMOUNT OF THIS INVESTMENT. EXCLUDE FROM
     LIQUID NET WORTH YOUR PERSONAL PROPERTY, PERSONAL RESIDENCE, REAL ESTATE, BUSINESS EQUITY, HOME
     FURNISHINGS AND AUTOS.)

(3)  Total Existing Assets - what is the total value of all your existing assets including investments, real estate, bank accounts, and personal property.

     [ ] $0 - $500,000
     [ ] $500,000 - $1,000,000
     [ ] $1,000,000 - $5,000,000
     [ ] $5,000,000 +

(4)  What is the total face value of all existing life insurance holdings? $
                                                                             ------------------------

(5)  Tax Bracket                         %
                 ------------------------

(6)  Is the SOURCE of funds a MetLife or MetLife Securities, Inc. policy, account or contract?
     [ ] Yes [ ] No

(7)  Tax Market of funds used to purchase this annuity (if applicable, choose all that apply)

     [ ] Non-Qualified  [ ] SEP        [ ] 401(a)    [ ] 403(b)      [ ] Traditional IRA  [ ] SARSEP
     [ ] 401(k)         [ ] 403(b)(7)  [ ] Roth IRA  [ ] SIMPLE IRA  [ ]403(a)
     [ ] KEOGH          [ ] Other

(8)  Prior Investment Experience (Choose all that apply and indicate your years of experience)

     [ ] Stocks       years  [ ] Mutual Funds      years  [ ] Certificate of Deposit (CD)       years
                -----                         ----                                        -----
     [ ] None  [ ] Bonds       years  [ ] Money Markets       years  [ ] Other:                 years
                         -----                          -----                   --------- -----
     [ ] Annuities       years
                   -----

(9)  How many years remain before you plan to take a significant disbursement from this account?
     (Significant should be defined as more than 10% of the account balance in any year.)

     [ ] less than 5 years
     [ ] 5 to 9 years
     [ ] 10 or more years

(10) Do you anticipate making a withdrawal, other than pursuant to a systematic withdrawal plan, before you attain age 59 1/2?

    [ ] Yes [ ] No

(11) Was Asset Allocation Questionnaire/Worksheet used? [ ] Yes [ ] No

     If yes, what was the client's overall risk tolerance resulting from asset allocation questionnaire:

     [ ] Conservative
     [ ] Conservative to Moderate
     [ ] Moderate
     [ ] Moderate to Aggressive
     [ ] Aggressive

                        PLEASE COMPLETE PAGES A THROUGH E

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


                              REQUIRED INFORMATION

1.   FINANCIAL DISCLOSURES - CONTINUED

(12) Describe risk tolerance applicable to this contract. (How would you categorize yourself as an investor?) (Choose one.)

     [ ]  Conservative - Generally wants minimal risk by limiting exposure to high-risk investments while still seeking some growth

     [ ]  Conservative to Moderate - Generally can tolerate some moderate risk in a portion of your investment while allocating a significant amount of your investment in lower risk options

     [ ]  Moderate - Generally can tolerate some short-term market volatility by balancing higher risk options with lower risk options

     [ ]  Moderate to Aggressive - Generally comfortable with market volatility in short term but seeks to soften the sharp swings in market value with some lower risk options

     [ ]  Aggressive - Generally not concerned with extreme price fluctuations in the market and seeks highest growth potential

(13) Describe the Owner's investment objective of this contract

     [ ]  Preservation of Capital - seeks income and stability, with minimal risk

     [ ]  Income - seeks current income over time

     [ ]  Growth & Income - seeks capital appreciation over long term combined with current dividend income

     [ ]  Growth - seeks capital appreciation over long term

     [ ]  Aggressive Growth - seeks maximum capital appreciation over time by investing in speculative and/or high risk securities

(14) Number of Dependent(s)          Age(s)
                            --------       -------------------

     (INCLUDES SPOUSE, CHILDREN OR OTHER PERSONS LIVING WITH YOU THAT THAT YOU
     SUPPORT)

(15) Who is the Owner's Employer? (SEP/SIRA only)
                                                  ---------------------------------------------------

(16) Is the Proposed Owner a member of the military services or a dependent of a member of the military services?

     [ ] Yes [ ] No

     If "Yes", please leave the IMPORTANT INFORMATION FOR MEMBERS OF THE MILITARY SERVICES AND THEIR
     DEPENDENTS with the Proposed Owner.

(17) Purpose of Annuity Contract: (Choose one.)

     [ ]  Income - Primary purpose is to satisfy income needs in the future through annuitization or withdrawals.

     [ ]  Estate Planning - Primary purpose is to transfer wealth to beneficiaries upon death.

     [ ]  Wealth Accumulation - Primary purpose is long term accumulation of value without express desire for "retirement income" or "estate planning".

     [ ]  Retirement Planning - Primary purpose is long term accumulation of value specifically to meet or supplement income needs upon retirement.

     [ ]  Other
                ------------

(18) What is the Owner's citizenship? [ ] USA or [ ] Other
                                                           ---------------------
     If "Other" selected above, please answer the following:

     Does the Owner reside in the United States?                                      [ ] Yes  [ ] No
     Does the Owner work in the United States?                                        [ ] Yes  [ ] No
     Does the Owner own a home or property in the United States?                      [ ] Yes  [ ] No
     Does the Owner own a business in the United States?                              [ ] Yes  [ ] No
     Does the Owner have a United States bank account?                                [ ] Yes  [ ] No
     Does Owner have any known ties to a foreign political official
     (immediate family, in-law, former spouse, or close associate)?                   [ ] Yes  [ ] No

(19) Are Owner(s) or an immediate family member associated with a FINRA member firm?  [ ] Yes  [ ] No

                                  PLEASE COMPLETE PAGES A THROUGH E

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
2.   OPTIONAL AUTOMATED INVESTMENT STRATEGIES

If no Automated Investment Strategy (Equity Generator(SM), Allocator(SM), Rebalancer(R), Index
Selector(SM)) is chosen, go to page D and complete column 1, "Allocation" only. If selecting a strategy, follow the instructions as indicated.

Please note only one strategy can be selected.

[ ]  EQUITY GENERATOR(SM) Please See Prospectus for More Details.

     EACH MONTH AN AMOUNT EQUAL TO THE INTEREST EARNED IN THE FIXED INTEREST ACCOUNT IS TRANSFERRED
     TO ONE FUNDING CHOICE YOU SELECT.

     STEP 1--Indicate what percentage of your contributions will be allocated to the Fixed Interest
     Account on page D, in column 1.

     STEP 2--Each month an amount equal to the interest earned in the Fixed Interest Account is transferred to the one fund of your choice on page D in column 3. This should be 100% for the one fund you choose.

     STEP 3--If the amount of your contributions allocated to the Fixed Interest Account on page D, in column 1, line 1 is less than 100%, allocate your remaining contributions to one or more of the funds on page D in column 1. This column must total 100% when complete.

[ ]  ALLOCATOR(SM) Please See Prospectus for More Details.

     EACH MONTH A DOLLAR AMOUNT THAT YOU SELECT IS TRANSFERRED FROM THE FIXED INTEREST ACCOUNT TO ANY
     FUNDING CHOICE YOU SELECT.

     STEP 1--Indicate what percentage of your contributions will be allocated to the Fixed Interest
     Account on page D, in column 1.

     STEP 2--Please indicate the amount to transfer from the Fixed Interest Account $             per
                                                                                     ------------
     month. ($50 minimum)

     STEP 3--The amount indicated in Step 2 is transferred from the Fixed Interest Account to any of the funding choices you select on page D in column 3. This column should total 100% when completed.

     STEP 4--If the amount of your contribution allocated to the Fixed Interest Account in step 1 above is less than 100%, allocate your remaining contributions, (not to be used by the Allocator
     Strategy), to one or more of the funding choices on page D, in column 1. This column must total
     100% when complete.

     STEP 5--Select the day of the month of the first transfer      /      /
                                                               ----   ----  ----

     Must be between the 1st and 28th of the month (actual date may vary due to weekends, holidays, etc.)

     STEP 6--Select the transfer time frame by checking the appropriate box

          [ ] For as long as there is money in the Fixed Interest Account OR
          [ ] Specific number of months        (ex 12, 24, 36, etc.)
                                        ------

NOTE: The first transfer will be made on the date the amounts are allocated to the Allocator option.
Subsequent transfers will be made on the same day in subsequent months.

All amounts in the Fixed Interest Account, including subsequent contributions made to the Fixed
Interest Account, will be transferred as part of the Allocator Strategy, if you choose to make transfers for as long as you have money in the Fixed Interest Account.

Please note if the Allocator was selected, another strategy cannot be selected at this time.

[ ]  REBALANCER(R) Please See Prospectus for More Details.

     Each quarter amounts are transferred among your current funding choices to bring the percentages of your account balance in each choice back to your original allocation. This strategy will affect 100% of your current and future allocations. On page D, use column 1 to choose your funding choices.


[ ]  INDEX SELECTOR(SM) Please See Prospectus for More Details.

     Each quarter MetLife will rebalance the amount in the Index Divisions and the Fixed Interest
     Account (if applicable) to match the allocation percentages for the model you select. MetLife will allocate 100% of your initial and future contributions based on the current allocation for the Index Selector model you choose. The model's current allocation is shown below and may change at any time (MetLife will notify you of changes). You may change your choice of model at any time. See your Representative for information on the current allocations for each model and for help in determining your Risk Tolerance. (Choose one model below and skip to page E, Section
     4)

     SELECT ONE MODEL: [ ] Conservative [ ] Conservative to Moderate [ ] Moderate
                       [ ] Moderate to Aggressive [ ] Aggressive

                                              CONSERVATIVE TO              MODERATE TO
FUNDING OPTION                 CONSERVATIVE      MODERATE       MODERATE    AGGRESSIVE   AGGRESSIVE
----------------------------   ------------   ---------------   --------   -----------   ----------
Fixed Interest Account             20%              10%             0%           0%            0%
Lehman Brothers Aggregate
Bond Index                         60%              50%            40%          20%            0%
MetLife Stock Index                20%              35%            45%          55%           60%
MetLife MidCap Stock Index          0%               0%             5%           5%           10%
Russell 2000(R) Index               0%               0%             0%           5%           10%
Morgan Stanley EAFE(R) Index        0%               5%            10%          15%           20%

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
3.   ALLOCATION SELECTION

Indicate the percentage of your initial contributions to be allocated to each funding choice.
Percentages must be in whole numbers. This allocation will also apply to future contributions unless changed by the Participant. You may change your allocation at any time.

Please note, if there are no Automated Investment Strategies chosen from Section 2 on page C complete column 1 only. If any Automated Investment Strategies from Section 2 were chosen, follow the steps as outlined on those pages. All columns (if utilized) must total 100%.

            IF AN AUTOMATED INVESTMENT STRATEGY IS SELECTED, PLEASE CHECK APPROPRIATE BOX.

                 [ ] Equity Generator [ ] Allocator [ ] Rebalancer [ ] Index Selector

Column 1                Column 2                                             Column 3
                                                                        EQUITY GENERATOR
                                                                        (Select 1 fund)
ALLOCATION              FUNDING OPTIONS                                     ALLOCATOR
----------   --------------------------------------------------------   ----------------
     %       Fixed Interest Account                                            %
     %       American Funds Bond Fund                                          %
     %       BlackRock Bond Income                                             %
     %       Lehman Brothers Aggregate Bond Index                              %
     %       PIMCO Inflation Protected Bond                                    %
     %       PIMCO Total Return                                                %
     %       Western Asset Management U.S. Government                          %
     %       Western Asset Management Strategic Bond Opportunities             %

     %       Lord Abbett Bond Debenture                                        %

     %       American Funds Growth Fund                                        %

     %       American Funds Growth -Income Fund                                %
     %       BlackRock Large Cap Core                                          %
     %       BlackRock Large Cap Value                                         %

     %       BlackRock Legacy Large Cap Growth                                 %
     %       Davis Venture Value                                               %
     %       FI Large Cap                                                      %
     %       FI Value Leaders                                                  %
     %       Janus Forty                                                       %
     %       Met/Franklin Income                                               %
     %       Met/Franklin Mutual  Shares                                       %

     %       MetLife Stock Index                                               %
     %       MFS(R) Total Return                                               %
     %       MFS(R) Value                                                      %
     %       Oppenheimer Capital Appreciation                                  %
     %       Social Balanced                                                   %
     %       T. Rowe Price Large Cap Growth                                    %

     %       Harris Oakmark International                                      %

     %       Met/Templeton Growth                                              %
     %       MFS(R) Research International                                     %

     %       Morgan Stanley EAFE(R) Index                                      %

     %       FI Mid Cap Opportunities                                          %
     %       Harris Oakmark Focused Value                                      %

     %       Lazard Mid Cap                                                    %
     %       MetLife Mid Cap Stock Index                                       %

     %       Neuberger Berman Mid Cap Value                                    %

     %       T. Rowe Price Mid Cap Growth                                      %

     %       American Funds Global Small Capitalization Fund                   %

     %       BlackRock Strategic Value                                         %

     %       Franklin-Templeton Small Cap Growth                               %
     %       Loomis Sayles Small Cap                                           %
     %       Met/AIM Small Cap Growth                                          %
     %       Russell 2000(R) Index                                             %
     %       T. Rowe Price Small Cap Growth                                    %

     %       Third Avenue Small Cap Value                                      %

     %       Clarion Global Real Estate                                        %

     %       RCM Technology                                                    %
             PORTFOLIO'S THAT INVEST IN EXCHANGE TRADED FUNDS

     %       Cyclical Growth & Income ETF                                      %

     %       Cyclical Growth ETF                                               %
             MSF ASSET ALLOCATION PORTFOLIOS
     %       MetLife Conservative Allocation                                   %

     %       MetLife Conservative to Moderate Allocation                       %
     %       MetLife Moderate Allocation                                       %

     %       MetLife Moderate to Aggressive Allocation                         %
     %       MetLife Aggressive  Allocation                                    %

             MIST ASSET ALLOCATION PORTFOLIOS
     %       American Funds Moderate Allocation Portfolio                      %
     %       American Funds Balanced Allocation Portfolio                      %
     %       American Funds Growth Allocation Portfolio                        %
             MIST FUND OF FUNDS
     %       Met/Franklin Templeton Founding Strategy                          %
  100%                                                                      100%

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4.   SIGNATURE(S)

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may ask to see your driver's license or other identifying documents.

I have received "Making an Informed Decision," MetLife's disclosure form describing the features of deferred variable annuities, and have been informed of these features and the other information disclosed in the form regarding my proposed annuity purchase.

I understand that I should notify Metropolitan Life Insurance Company if any information contained in this application should change.

I certify that the funding allocation, class selection, and riders meet(s) the needs of my/our current investment objectives and risk tolerance.


---------------------------------------------------------   --------------------
Participant's Signature                                     Date

5.   REPRESENTATIVES REQUIRED INFORMATION

Writing agent completes Section 1. All other agents complete Section 2.

SECTION 1
                                                                                     REPRESENTATIVE'S
     AGENCY INDEX   REPRESENTATIVE'S NAME   SALES OFFICE NAME & NUMBER  % CREDIT        SIGNATURE
-----------------------------------------------------------------------------------------------------

I have delivered to the Proposed Owner "Making an Informed Decision," MetLife's disclosure form describing the features of deferred variable annuities.

Based on information available from the participant, I believe this enrollment is appropriate and suitable.

I have delivered the Producer Compensation Disclosure form (only applicable for business sold by
MetLife, NEF, MLR and P&C producers).

In each case where MetLife is sponsored or endorsed by an association (or pays such association for marketing/communications support or for participating in association events), and I am enrolling or selling to an employee of such association (or to an employee whose employer is a member of such association), I have provided the employee with the approved Member Access and Communications
Disclosure form specific for such case.


---------------------------------------------------------   --------------------
Representative Signature                                    Date

SECTION 2

                                                                                     REPRESENTATIVE'S
      AGENCY INDEX   REPRESENTATIVE'S NAME   SALES OFFICE NAME & NUMBER   % CREDIT       SIGNATURE
-----------------------------------------------------------------------------------------------------
2ND
-----------------------------------------------------------------------------------------------------
3RD
-----------------------------------------------------------------------------------------------------
4TH
-----------------------------------------------------------------------------------------------------
5TH
-----------------------------------------------------------------------------------------------------
..    Commissions will be split in the agreed proportion.

..    The full amount will be credited to the remaining representative(s) if one or more is no longer servicing the account.

..    Whole % only.

..    MLR representatives can only split two ways.


Approved
          -------------------------------------------------------------------   ---------------------
          Branch Manager/District Sales Manager's Signature                     Date
          (only required on split commission business)

All representatives must be appropriately FINRA registered and state insurance licensed at the time of the sale to receive commission.

If contract is being split between different sales offices, a copy is to be sent to the Manager(s)
not signing the form.

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